UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2024

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction

of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification Number)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange
Perpetual 7.500% Non-Cumulative Preferred Stock, Series J	MTBPrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 10, 2024, M&T Bank Corporation (“M&T”) announced it has elected to redeem all outstanding shares of its Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, par value $1.00 per share (the “Series E Preferred Stock”). There are currently 350,000 issued and outstanding shares of Series E Preferred Stock (CUSIP No. 55261FAG9).

Shares of the Series E Preferred Stock will be redeemed on August 15, 2024 (the “Redemption Date”) at a redemption price of $1,000 per share, plus all accrued and unpaid dividends from, and including, May 15, 2024, to, but excluding, the Redemption Date (the “Redemption Price”). On and after the Redemption Date, shares of the Series E Preferred Stock will no longer be deemed outstanding, no further dividends will be declared or accrue on such shares, and all rights with respect to such shares will cease and terminate, except the right of the holders thereof to receive the Redemption Price. A notice of redemption provided to the holders of shares of the Series E Preferred Stock specifies the terms, conditions and procedures for the redemption.

This Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are typically identified by words such as “expect,” “anticipate,” “continue,” “will,” “would,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Many possible events or factors could cause actual results or performance to differ materially from anticipated results or performance. M&T provides further detail regarding factors which could affect forward-looking statements in its Form 10-K for the year ended December 31, 2023, including in the Risk Factors section of such report, as well as in other public filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: July 10, 2024	By:	/s/ Daryl N. Bible
Daryl N. Bible
Senior Executive Vice President and Chief Financial Officer